John Hancock Variable Insurance Trust
Supplement dated September 17, 2020 to the current Prospectus (the prospectus), as may be supplemented

Global Equity Trust

Global Trust (the funds)

Effective immediately, Paul Boyne, who currently serves as a portfolio manager to the funds, has taken a temporary absence. Stephen Hermsdorf, also a portfolio manager to the funds, will continue to serve as portfolio manager in Mr. Boyne’s absence. The funds do not expect any changes to their investment process or strategies during this period.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.